PREDATOR VENTURES LTD.

                                STOCK OPTION PLAN

                                  JULY 12, 1999



Approved by the Vancouver Stock Exchange on , 1999.

Approved  by  the  Board  of
Directors  on  July  12,  1999.

Approved  by  the
Shareholders  on  June  21,  1999

                                TABLE OF CONTENTS
                                -----------------

ARTICLE  1  DEFINITIONS  AND  INTERPRETATION                1
1.1     Definitions                                         1
1.2     Choice  of  Law                                     2
1.3     Headings                                            2
ARTICLE  2  PURPOSE  AND  PARTICIPATION                     2
2.1     Purpose                                             2
2.2     Participation                                       3
2.3     Notification  of  Award                             3
2.4     Copy  of  Plan                                      3
2.5     Limitation                                          3
ARTICLE  3  TERMS  AND  CONDITIONS  OF  OPTIONS             3
3.1     Board  to  Issue  Shares                            3
3.2     Number  of  Shares                                  3
3.3     Term  of  Option                                    4
3.4     Termination  of  Option                             4
3.5     Exercise  Price                                     5
3.6     Additional  Terms                                   6
3.7     Assignment  of  Options                             6
3.8     Adjustments                                         7
3.9     Public  Announcement                                7

ARTICLE  4  EXERCISE  OF  OPTION                            7
4.1     Exercise  of  Option                                7
4.2     Issue  of  Share  Certificates                      7
4.3     Condition  of  Issue                                7
ARTICLE  5  ADMINISTRATION                                  8
5.1     Administration                                      8
5.2     Interpretation                                      8
ARTICLE  6  AMENDMENT  AND  TERMINATION                     8
6.1     Prospective  Amendment                              8
6.2     Retrospective  Amendment                            8
6.3     Approvals                                           9
6.4     Termination                                         9
6.5     Agreement                                           9

                                STOCK OPTION PLAN
                                -----------------
                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1     Definitions

As used herein, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the meanings set forth below:

(a) "Administrator" initially means, the President of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time.

(b)     "Award  Date"  means  the  date  on  which the board awards a particular
Option.

(c)     "Board"  means  the  board  of  directors  of  the  Company.

(d)     "Company"  means  Predator  Ventures  Ltd.

(e) "Director" means any individual holding the office of director of the Company.

(f) "Employee" means any individual regularly employed on a full-time basis by the Company or any of its subsidiaries and such other individuals, such as consultants (as that term is defined under B.O.R. #96/15 granted by the B.C. Securities Commission) of the Company and employees of management companies providing services (other than investor relations) to the Company as may, from time to time, be permitted by the rules and policies of the applicable Regula-tory Authorities to be granted options as employees or as an equivalent thereto.

(g) "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule "B" hereto, duly executed by the Option Holder.

(h) "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date.

(i) "Exercise Price" means the price at which an Option may be exercised as determined in accordance with paragraph 3.5.

(j) "Expiry Date" means the date determined in accordance with paragraph 3.3 and after which a particular Option cannot be exercised.

(k) "Market Value" means the market value of the Company's Shares as deter-mined in accordance with paragraph 3.5.

(l) "Option" means an option to acquire Shares, awarded to a Director or Employee pursuant to the Plan.

(m) "Option Certificate" means the certificate, in the form set out as Schedule "A" hereto, evidencing an Option.

(n) "Option Holder" means a Director or Employee, or former Director or Employee, who holds an unexercised and unexpired Option or, where appli-cable, the Personal Representative of such person.

(o)     "Plan"  means  this  stock  option  plan.

(p)     "Personal  Representative"  means:

(i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and

(ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder.

(q) "Regulatory Authorities" means all stock exchanges and other organized trading facilities on which the Company's Shares are listed and all securities commis-sions or similar securities regulatory bodies having jurisdiction over the Company.

(r) "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital stock of the Company.

1.2     Choice  of  Law

The Plan is established under, and the provisions of the Plan shall be subject to and inter-preted and construed in accordance with, the laws of the Province of British Columbia.

1.3     Headings
The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

                                    ARTICLE 2
                            PURPOSE AND PARTICIPATION

2.1     Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors and Employees, to reward such of those Directors and Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Company and to enable and encourage such Directors and Employees to acquire Shares as long term investments.

2.2     Participation

The Board shall, from time to time and in its sole discretion, determine those Directors and Employees, if any, to whom Options are to be awarded. The Board may, in its sole discretion, grant the majority of the Options to insiders of the Company. The aggregate number of Options granted to any consultants of the Company will not exceed 2% of the Company's issued and outstanding share capital as of the Award Date. However, in no case will an Option Holder be granted an Option where the number of Shares that may be purchased pursuant to that Option exceed, when added to the number of Shares available for purchase pursuant to Options previously granted to the Option Holder which remain exercis-able, 5% of the Company's issued and outstanding share capital as of the Award Date of the Option being granted.

2.3     Notification  of  Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4     Copy  of  Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5     Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee the right to be or to continue to be employed by the Company.

                                    ARTICLE 3
                         TERMS AND CONDITIONS OF OPTIONS

3.1     Board  to  Issue  Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be authorized and unissued Shares the issuance of which shall have been authorized by the Board.

3.2     Number  of  Shares

Subject to adjustment as provided for in paragraph 3.8 of this Plan, the number of Shares which will be available for purchase pursuant to Options granted pursuant to this Plan will not exceed 3,100,000. This shall include the existing Options for 450,000 Shares (see Schedule "C") granted prior to the implementation of this Plan which, by the implementation of this Plan, are deemed to have been re-granted under this Plan. If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or termi-nated shall again be available for the purposes of the Plan.

3.3     Term  of  Option

Subject to paragraph 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall be no later than the tenth anniversary of the Award Date of such Option (except with respect to Options issued to a consultant of the Company in which case such date shall be no later than the fifth anniversary of the Award Date of such Option).

3.4     Termination  of  Option

Subject to such other terms or conditions that may be attached to Options granted hereunder, an Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date esta-blished, if appli-cable, in sub-paragraphs (a) to (c) below:

(a)     Death
        -----

     In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee (if he or she holds his or her Option as Employee), the Expiry Date shall be the first anniversary of the Option Holder's date of death; or

(b)     Ceasing  to  hold  Office
        -------------------------

     In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Expiry Date of the Option shall be, unless otherwise provided for in the Option Certificate, the 30th day following the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company as a result of:

(i) ceasing to meet the qualifications set forth in Wyoming Statute Section 17-16-802; or

(ii) a resolution having been passed by the members of the company pursuant to Wyoming Statutes section 17-16-808; or

(iii)     an  order  having  been  given  pursuant to Wyoming Statute 17-16-809;

(iv) an order made by any Regulatory Authority having jurisdiction to so order;

     in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)     Ceasing  to  be  Employed
        -------------------------

     In the event that the Option Holder holds his or her Option as an Employee of the Company and such Option Holder ceases to be an Employee of the Company other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date of the Option Holder ceases to be an Employee of the issuer unless the Option Holder ceases to be an Employee of the Company as a result of:

(i)     termination  for  cause;  or

(ii) an order made by any Regulatory Authority having jurisdiction to so order;

     in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee of the Company.

Notwithstanding anything else contained herein, in no case will an Option be exercisable later than the tenth anniversary of the Award Date of the Option.

3.5     Exercise  Price

The price (the "Exercise Price") at which an Option Holder may purchase a Share upon the exercise of an Option shall be as set forth in the Option Certifi-cate issued in respect of such Option and in any event shall not be less than the market price for the shares of the Company for the ten trading days immediately preceding the day on which the Vancouver Stock Exchange ("VSE") receives the required notice that the directors granted the Options. The trading average will not include a closing price that occurs earlier than the trading day following the day on which a material change was announced. If no trades occurred within the ten trading days, the Exercise Price will not be less than the last closing price and will be at least $0.15 per share.

The Exercise Price will be calculated according to the following further conditions (unless the policies of the VSE outlining these conditions are amended by the VSE in which case the conditions, as amended, will govern):

(a) subject to a minimum price of $0.15, if a stock option price is set before ten trading days have elapsed since the day of the announcement of a material change in the Company's affairs, then the average closing price per share will be calculated based on the closing prices during the period commencing on the trading day after the day on which the material change was announced, and ending on the day preceding the day on which the directors of the Company grant and notify the VSE of the Options. At least five trading days will be required to establish the price after such a material change has occurred. The average closing price calculated for the specific period described above will be used in place of the ten day average market price described above; and

(b) if the Options are granted within six months following a public distribution by the Company, then the Exercise Price of such Options will be the greater of the price as calculated above and the per share price paid by the public investors for shares acquired pursuant to the distribution. The six month period will commence:

(i)     on  the  offering  day  in  cases  of  fixed  price  offerings;

(ii) on the effective date of the Exchange Offering Prospectus in cases of underwritings and non-fixed open market distributions; and

(iii) on the date of listing in the case of an initial distribution. Notwithstanding anything else contained herein, in no case will the Exercise Price be less than the minimum prescribed by each of the organized trading facilities on which the Shares trade as would apply to the Award Date in question.

3.6     Additional  Terms

Subject to all applicable securities laws and regulations and the rules and policies of all applicable Regulatory Authorities, each Option shall be subject to a vesting schedule as is determined by the Board on the Award Date and the Board may attach other terms and conditions to the grant of a particular Option. Such terms and conditions will be referred to in a schedule attached to the Option Certificate. These terms and conditions may include, but are not necessarily limited to, the following:

(a) providing that an Option expires on a date other than as provided for herein;

(b) providing that a portion or portions of an Option expire after certain periods of time or upon the occurrence of certain events; and

(c) providing that an Option be exercisable immediately, in full, notwithstanding that it has vesting provisions, upon the occurrence of certain events, such as a friendly or hostile takeover bid for the Company.

3.7     Assignment  of  Options

Options may not be assigned or transferred, provided however that the Personal Represen-tative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.8     Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively, the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event, an

Option Holder would become entitled to a frac-tional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

3.9     Public  Announcement

The Company, if required by Securities Regulatory Authorities or the Vancouver Stock Exchange, will publicly announce, by way of news release, the Options granted on that Award Date.

                                    ARTICLE 4
                               EXERCISE OF OPTION

4.1     Exercise  of  Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal
Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to "Predator Ventures Ltd." in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2     Issue  of  Share  Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the Share Certificate for the balance of Shares available under the Option.

4.3     Condition  of  Issue

The Options and the issue of Shares by the Company pursuant to the exercise of Options are subject to the terms and conditions of this Plan and compliance with the rules and policies of all applicable Regulatory Authorities to the granting of such Options and to the issuance and distribution of such Shares, and to all applicable securities laws and regulations. The Option Holder agrees to comply with all such laws, regulations, rules and policies and agrees to furnish to the Company any information, reports or undertakings required to comply with, and to fully cooperate with, the Company in complying with such laws, regulations, rules and policies.

                                    ARTICLE 5
                                 ADMINISTRATION

5.1     Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regula-tions shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

5.2     Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

                                    ARTICLE 6
                            AMENDMENT AND TERMINATION

6.1     Prospective  Amendment

The Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be granted and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, regulations, rules and policies provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2     Retrospective  Amendment

The Board may from time to time retrospectively amend the Plan and, with the consent of the affected Option Holders, retrospec-tively amend the terms and conditions of any Options which have been previously granted.

6.3     Approvals

This Plan and any amendments hereto are subject to all necessary approvals of the applicable Regulatory Authorities.

6.4     Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination which shall continue to be governed by the provisions of the Plan. If not terminated by the Board, the Plan will terminate when all of the Options have been granted.

6.5     Agreement

THE COMPANY AND EVERY OPTION AWARDED HEREUNDER SHALL BE BOUND BY AND SUBJECT TO THE TERMS AND CONDITIONS OF THIS PLAN. BY ACCEPTING AN OPTION GRANTED
HEREUNDER, THE OPTION HOLDER HAS EXPRESSLY AGREED WITH THE COMPANY TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS PLAN.

                                  SCHEDULE "A"
                             PREDATOR VENTURES LTD.
                                STOCK OPTION PLAN
                                -----------------
                               OPTION CERTIFICATE
                               ------------------

This Certificate is issued pursuant to the provisions of the Predator Ventures Ltd. ("Predator") Stock Option Plan (the "Plan") and evidences that is the holder (the "Option Holder") of an option (the "Option")
to  purchase  up  to                 common shares (the "Shares") in the capital
stock  of  Predator at a purchase price of Cdn. $         per Share.  Subject to
the  provisions  of  the  Plan:

(a)     the  Award  Date  of  this  Option  is               ,  19  ----_;  and

(b)     the  Expiry  Date  of  this  Option  is               ,  19   .

This Option may be exercised at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certi-fied cheque or bank draft payable to "Predator Ventures Ltd." in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This Certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan, the terms and conditions of which the Option Holder hereby expressly agrees with Predator to be bound by. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of Predator shall prevail.

This Option is also subject to the terms and conditions contained in the schedules, if any, attached hereto.

The  foregoing  Option  has  been awarded this       day of             , 199  .

PREDATOR  VENTURES  LTD.
Per:

     Administrator,  Predator  Ventures  Ltd.,
     Stock  Option  Plan

                          OPTION CERTIFICATE - SCHEDULE
                          -----------------------------

The additional terms and conditions attached to the Option represented by this Option Certificate are as follows:

1.
2.
3.
4.
5.

PREDATOR  VENTURES  LTD.
Per:

     Administrator,  Predator  Ventures  Ltd.,
     Stock  Option  Plan

                                  SCHEDULE "B"
                             PREDATOR VENTURES LTD.
                                STOCK OPTION PLAN
                                -----------------
                          NOTICE OF EXERCISE OF OPTION
                          ----------------------------

TO:     The  Administrator,  Stock  Option  Plan
        Predator  Ventures  Ltd.
        Suite  200,  885  West  Georgia  Street
        Vancouver,  British  Columbia,  V6C  3E8

The undersigned hereby irrevocably gives notice, pursuant to the Predator Ventures Ltd. ("Predator") Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (CROSS OUT INAPPLICABLE ITEM):

(a)     all  of  the  Shares;  or

(b)                      of  the  Shares;
which  are  the  subject  of  the  Option  Certificate  attached  hereto.

The undersigned tenders herewith a certified cheque or bank draft (CIRCLE ONE) payable to "Predator Ventures Ltd." in an amount equal to the aggregate Exercise Price of the aforesaid shares and directs Predator to issue the certificate evidencing said shares in the name of the undersigned to be mailed to the undersigned at the following address:





DATED  the         day  of                   ,        .


                                   SIGNATURE  OF  OPTION  HOLDER

                                  SCHEDULE  "C"
                             PREDATOR VENTURES LTD.
                                STOCK OPTION PLAN
                                -----------------
                           LIST OF OUTSTANDING OPTIONS
                           ---------------------------




NAME OF OPTIONEE        NO. OF SHARES  EXERCISE PRICE    DATE OF GRANT      EXPIRY DATE
----------------------  -------------  ---------------  ----------------  ----------------

Sedun, Gregg J.. . . .        195,000  $          0.15       16 May 1997       16 May 2002
                        -------------  ---------------  ----------------  ----------------
De Witt, David E.. . .        195,000  $          0.15       16 May 1997       16 May 2002
                        -------------  ---------------  ----------------  ----------------
Vanderzwart, Judith H.         10,000  $          0.15       16 May 1997       16 May 2002
                        -------------  ---------------  ----------------  ----------------
Mathews, Alan F. . . .         50,000  $          0.41  04 February 1998  04 February 2003
                        -------------  ---------------  ----------------  ----------------
TOTAL. . . . . . . . .        450,000
----------------------  -------------